Global Atlantic Balanced Managed Risk Portfolio

(formerly FVIT Balanced Managed Risk Portfolio)

Class II shares

1-877-881-7735

www.globalatlantic.com

Summary Prospectus April 29, 2016, as amended September 30, 2016

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s prospectus and Statement of Additional Information, both dated April 29, 2016, as amended September 30, 2016 are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Portfolio online at www.geminifund.com/GlobalAtlanticDocuments. You can also obtain these documents at no cost by calling 1-877-881-7735 or by sending an email request to orderGlobalAtlantic@thegeminicompanies.com.

Investment Objectives: The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity contract. If they were included, your costs would be higher. Please refer to your variable annuity prospectus for information on the separate account fees and expenses associated with your contract.

Shareholder Fees (fees paid directly from your investment)	Class II shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	0.55%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.12%
Acquired Fund Fees and Expenses(1)	0.12%
Total Annual Portfolio Operating Expenses	1.04%
Fee Waiver and/or Reimbursement(2)	(0.01)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement	1.03%
(1)	Acquired Fund Fees and Expenses are the indirect cost of investing in other investment companies, the costs of which will not be included in the Portfolio’s financial statements. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.
(2)	The Portfolio’s adviser has contractually agreed to waive its fees and to reimburse expenses, at least until April 30, 2017, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed 0.91% of average daily net assets attributable to the Portfolio’s shares. The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit. This agreement may be terminated only by the Portfolio's Board of Trustees, on 60 days’ written notice to the adviser.

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Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable annuity contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$105	$330	$573	$1,270

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities or instruments (or "turns over" its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio's performance. A higher portfolio turnover rate may indicate higher transaction costs. During the most recent fiscal year ended December 31, 2015, the Portfolio’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies: Global Atlantic Investment Advisors, LLC (the “Adviser”) allocates a portion of the Portfolio to a Capital Appreciation and Income Component and a portion to a Managed Risk Component. The Capital Appreciation and Income Component is managed by BlackRock Financial Management, Inc. (“BlackRock”) pursuant to a strategy that seeks to invest in a combination of iShares Exchange Traded Funds (“ETFs”) that are affiliated with BlackRock and are offered through different prospectuses. The Portfolio intends its strategy of providing exposure to a combination of ETFs to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. Although BlackRock selects the investments, the Portfolio’s Adviser is responsible for all trading and investment execution activities with respect to the Capital Appreciation and Income Component.. The Managed Risk Component is managed by Milliman Financial Risk Management LLC (“Milliman”) pursuant to a strategy that seeks to manage portfolio volatility and provide downside risk management.

The Adviser seeks to achieve the Portfolio’s investment objective by allocating, under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, to the Capital Appreciation and Income Component and up to 20% of the Portfolio’s net assets to the Managed Risk Component. BlackRock expects to further allocate approximately 50% of the Capital Appreciation and Income Component assets to equity-based ETFs, and approximately 50% to fixed income-based ETFs, although BlackRock may modify the target allocation from time to time. The Portfolio incorporates a global tactical asset allocation strategy that, under normal circumstances, seeks to adjust allocations to asset classes that BlackRock deems to be attractive investments over the short to intermediate term. This strategy seeks to enhance the total return and manages portfolio risk at the aggregate level. Modifications in the allocations to the ETFs are based on techniques that may include technical, qualitative, quantitative and momentum analysis of the market. The mix of ETFs will vary with market conditions and BlackRock’s assessment of the ETFs’ relative attractiveness as investment opportunities.

The ETFs’ investments will focus on investments in securities listed on domestic and foreign equity exchanges with growth and value styles, including, small-, mid- and large-cap issuers, and on investments in domestic and foreign fixed income instruments including U.S. treasuries, mortgage-backed securities, inflation-indexed instruments, corporate bonds, sovereign and emerging market debt. An ETF may invest a large percentage of its assets in indices located in a single country, a small number of countries, or a particular geographic region. As a result of its exposure to the ETFs, the Portfolio indirectly provides exposure principally to U.S. and non-U.S. equity and fixed income securities and derivatives. In addition, the ETFs may invest in debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the ETFs’ adviser or unrated but determined to be of equivalent quality by the ETFs’ adviser). Such securities are sometimes referred to as “junk bonds.”

In the Managed Risk Component, the Portfolio’s Adviser may seek to manage return volatility by utilizing derivatives for hedging purposes. The Adviser also employs a sub-adviser, Milliman, to execute a managed risk strategy, which consists of using hedge instruments to reduce the downside risk of the Portfolio’s securities. Milliman may use hedge instruments to accomplish this goal, which may include: equity futures contracts, treasury futures contracts, currency futures contracts, and other hedge instruments judged by Milliman to be necessary to achieve the goals of the managed risk strategy. Milliman may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolio’s volatility at the targeted level in an environment in which Milliman expects market volatility to decrease or increase, respectively. Milliman selects individual hedge instruments that it believes will have prices that are highly correlated to the Portfolio's positions. Milliman adjusts hedge instruments to manage overall net Portfolio risk exposure, in an attempt to stabilize the volatility of the Portfolio around a predetermined target level and reduce the potential for portfolio losses during periods of significant and sustained market decline. Milliman seeks to monitor and forecast volatility in the markets using a proprietary model, and adjust the Portfolio’s hedge instruments accordingly. In addition, Milliman will monitor liquidity levels of relevant hedge instruments and transparency provided by exchanges or counterparties in hedging transactions. Milliman adjusts futures positions to manage overall net Portfolio risk exposure. Milliman may, during periods of rising

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security prices, implement strategies to preserve gains on the Portfolio’s positions. Milliman may, during periods of falling security prices, implement additional strategies to reduce losses in adverse market conditions. In these situations, Milliman’s activity could significantly reduce the Portfolio’s net economic exposure to equity securities. Following market declines, a downside rebalancing strategy will be used to decrease the amount of hedge instruments used to hedge the Portfolio. Milliman also adjusts hedge instruments to realign individual hedges when BlackRock rebalances the Portfolio's asset allocation profile.

Depending on market conditions, scenarios may occur where the Portfolio has no positions in any hedge instruments.

The Portfolio is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the ETFs, the Portfolio owns a diversified mix of equity and fixed-income securities.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio's net asset value and performance. The following is a summary description of principal risks of investing in the Portfolio.

▪	Asset Allocation Risk: The Portfolio’s percentage allocations among its investments could cause the Portfolio to underperform relative to relevant benchmarks and other mutual funds with similar investment objectives.
▪	Conflicts of Interest Risk: The Portfolio’s strategy is designed to reduce the Portfolio’s return volatility and may also reduce the risks assumed by the insurance company that sponsors your variable annuity contract. This facilitates the insurance company’s ability to provide certain guaranteed benefits but may reduce a contract holder’s ability to fully participate in rising markets. Although the interests of contract holders and the insurance company are generally aligned, the insurance company (and the Adviser due to its affiliation with the insurance company) may face potential conflicts of interest. Specifically, the Portfolio’s strategy may have the effect of mitigating the financial risks to the insurance company when providing certain guaranteed benefits.
▪	Derivatives Risk: The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. The use of derivatives may also result in leverage, which can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. Many types of derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, the fluctuations in the values of derivatives may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.
▪	Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
▪	Equity Risk: Common and preferred stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
▪	ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Portfolio. As a result, your cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Portfolio. Because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to liquidate its holdings at the most optimal time, adversely affecting performance.

Because the Portfolio’s investments include shares of the ETFs, the Portfolio’s risks include the risks of each ETF. For this reason, the risks associated with investing in the Portfolio include the risks of investing in each ETF. The ETFs in which the Portfolio invests will not be able to replicate exactly the performance of the indices they track.

The Portfolio invests in ETFs that are affiliated with the Sub-Adviser. The Sub-Adviser is subject to conflicts of interest when allocating Portfolio assets among the various ETFs both because the fees payable to it and/or its affiliates by some ETFs are higher than the fees payable by other ETFs and because the Sub-Adviser and its affiliates are also responsible for managing the ETFs.

▪	Fixed Income Risk: The value of bonds and other fixed income securities will fluctuate with changes in interest rates. Typically, a rise in periods of volatility and rising interest rates may lead to increased redemptions and volatility and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Other risk factors include credit risk (the debtor may default), prepayment risk (the debtor may pay its obligations early, reducing the amount of interest payments), extension risk (repayments may occur more slowly if interest rates rise) and income risk (distributions to shareholders may decline where interest rates fall or defaults occur).
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These risks could affect the value of a particular investment by the Portfolio possibly causing the Portfolio's share price and total return to be reduced and fluctuate more than other types of investments.

▪	Foreign Currency Risk: Exposure to foreign securities denominated in non-US dollar currencies will subject the Portfolio to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.
▪	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, restrictions on capital movements, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
▪	Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. The growth investing style can also fall out of favor, which may lead the Portfolio to underperform other equity funds that use different investing styles.
▪	High-Yield Debt Securities Risk: Lower-quality bonds (including loans), known as "high-yield" or "junk" bonds, and unrated securities of similar credit quality involve greater risk of a complete loss of an investment, or delays of interest and principal payments, than higher-quality debt securities. Issuers of high-yield debt securities are typically not as strong financially as those issuing securities of higher credit quality. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than higher quality securities. High-yield debt securities are generally less liquid than higher quality securities, making them harder to sell and harder to value.
▪	Management Risk: The Portfolio’s strategies may not produce the desired results, and may result in losses to the Portfolio.
▪	Market Risk: Overall securities market risks may affect the value of individual securities. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.
▪	Mid Cap Risk: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies. Medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.
▪	Non-Diversification Risk: The Portfolio has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.
▪	Over-the-Counter Transactions Risk: The Portfolio engages in over-the-counter (“OTC”) transactions, some of which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than transactions entered into on organized exchanges.
▪	Portfolio Structure Risk: The Portfolio invests in ETFs and incurs expenses related to each investment. In addition, investors in the Portfolio will incur fees to pay for certain expenses related to the operations of the Portfolio.
▪	Short Positions Risk: Losses from short positions in derivatives contracts occur when the reference instrument increases in value. Losses from a short position in a derivatives contract could potentially be very large if the value of the underlying reference instrument rises dramatically in a short period of time.
▪	Small Capitalization Securities Risk: Small capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization securities issuers may have more limited product lines, markets and financial resources and may depend on a relatively small management group.
▪	Sovereign Debt Risk: Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt.
▪	Tactical Asset Allocation Risk: Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
▪	Underlying ETF Risk: Because the Portfolio’s investments include shares of ETFs, the Portfolio’s risks include the risks of the ETFs.
▪	Value Stock Risk: Value stocks involve the risk that they may never reach what the ETF manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio’s performance may sometimes be lower or higher than that of other types of mutual funds.

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Performance: The bar chart and performance table below show the variability of the Portfolio's returns, which is some indication of the risks of investing in the Portfolio. The bar chart shows performance of the Portfolio’s Class II shares for each full calendar year since the Portfolio's inception as compared with the returns of an index that measures broad market performance. You should be aware that the Portfolio's past performance may not be an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost by calling the Portfolio toll-free at 1-877-881-7735. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance set forth prior to that date is attributable to the Adviser’s asset allocation decisions.

Class II Annual Total Return by Calendar Year

Highest Quarter	2nd Quarter 2014	3.10%
Lowest Quarter	3rd Quarter 2015	(3.58)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2015)

	One Year	Since Inception (10/31/13)
Class II shares return before taxes	(1.10)%	3.18%
S&P Target Risk Conservative Index (Total Return) (reflects no deduction for fees, expenses or taxes)(1)	(1.06)%	1.79%
(1)	The S&P Target Risk Conservative Index (Total Return) emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns.

Management: The Portfolio’s investment adviser is Global Atlantic Investment Advisors, LLC. The Portfolio’s sub-advisers are BlackRock Financial Management, Inc. (“BlackRock”) and Milliman Financial Risk Management, LLC (“Milliman”).

Portfolio Manager	Title	Involved with Portfolio Since
David Carney, CFA	Managing Director of BlackRock	October 1, 2016
Ye Liang, CFA	Vice President of BlackRock	October 1, 2016
Adam Schenck, CFA, FRM	Portfolio Manager of Milliman	October 31, 2013

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of Forethought Life Insurance Company. You and other purchasers of variable annuity contracts will not own shares of the Portfolio directly. Rather, all shares will be held by the separate account for your benefit and the benefit of other purchasers. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your variable annuity contract.

Tax Information: It is the Portfolio's intention to distribute income and gains to the separate accounts. Generally, owners of variable annuity contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to a contract owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your variable annuity contract prospectus for additional information on taxes.

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Payments to Other Financial Intermediaries: The Portfolio or the Adviser may pay Forethought Life Insurance Company (“FLIC”) for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing FLIC and your salesperson to recommend a variable contract and the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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